SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934

                              February 4, 1997
              Date of Report (Date of earliest event reported)

                            THE MEAD CORPORATION
           (Exact name of Registrant as specified in its charter)

      Ohio                 1-2267                   31-0535759
 (State of                 Commission              (IRS Employer
Incorporation)                 File                Identification
                                                      Number)

          Mead World Headquarters, Courthouse Plaza, Northeast
                             Dayton, Ohio 45463
                  (Address of principal executive offices)

                              937-495-6323
                        (Registrant's telephone No.)

                               Not Applicable

       (Former name or former address, if changed since last report)



ITEM I.     CHANGES IN CONTROL OF REGISTRANT

            Not applicable.

ITEM II.    ACQUISITION OR DISPOSITION OF ASSETS

            Not applicable.

ITEM III.   BANKRUPTCY OR RECEIVERSHIP

            Not applicable.

ITEM IV.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not applicable.

ITEM V.     OTHER EVENTS

            On February 4, 1997, The Mead Corporation (the "Company") entered into a Pricing Agreement, dated February 4, 1997, with Goldman, Sachs & Co. and J.P. Morgan Securities Inc., which incorporates the provisions of the Mead Corporation Underwriting Agreement, dated February 4, 1997, in connection with the proposed issuance and sale of the Company's 6.60% Notes due March 1, 2002, 7.35% Debentures due March 1, 2017, 6.84% Debentures due March 1, 2037, 7.55% Debentures due March 1, 2047.

ITEM VI.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

            Not applicable.

ITEM VII.   FINANCIAL STATEMENTS AND EXHIBITS

            (a)  Financial Statements:

            Not applicable.

            (b)  Pro Forma Financial Information:

            Not applicable.

            (c)  Exhibits:

                  1.1(a)  The Mead Corporation Underwriting
                          Agreement, dated February 4, 1997.

                  1.1(b)  Pricing Agreement, dated February 4,
                          1997, between The Mead Corporation and
                          Goldman, Sachs & Co. and J.P. Morgan
                          Securities Inc.

                  5(a)    Opinion of David L. Santez, Assistant
                          Secretary and Associate General Counsel.

                  5(b) Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Registrant.

ITEM VIII.        CHANGES IN FISCAL YEAR

            Not applicable.


                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The Mead Corporation
                                         (Registrant)


Date:  February 6, 1997               /s/ David L. Santez
       Dayton, Ohio                   David L. Santez, Esq.
                                      Assistant Secretary and
                                      Associate General Counsel


                               EXHIBIT INDEX

                                                                     Page

1.1(a) The Mead Corporation Underwriting Agree-ment, dated February 4, 1997.

1.1(b)      Pricing Agreement, dated February 4,
            1997, between The Mead Corporation and
            Goldman, Sachs & Co. and J.P. Morgan Securities
            Inc.

5(a)        Opinion of David L. Santez, Assistant
            Secretary and Associate General Counsel.

5(b)        Opinion of Skadden, Arps, Slate, Meagher
            & Flom LLP, special counsel to the Registrant.